DEBT CONVERSION AGREEMENT

This DEBT CONVERSION AGREEMENT ("Agreement"), dated as of July 31, 2003, is hereby entered into by and between B.A.A.M.S., INC., a Nevada corporation, ("Creditor") and SINGLE SOURCE FINANCIAL SERVICES, INC., a New York corporation (the "Company").

W I T N E S S E T H

WHEREAS, between July 2000 and July 31, 2003, Creditor loaned Single Source Electronic Transactions, Inc., a wholly owned subsidiary of the Company ("SSET"), an amount which, including interest is equal to $1,179,309.87 as of July 31, 2003, pursuant to the terms of a note payable (the "Note");

WHEREAS, on July 31, 2003, SSET assigned $716,356.58 of this debt to the Company;

WHEREAS, as of July 31, 2003, the Company owes Creditor a total of $716,356.58, including interest;

WHEREAS, a portion of the amount the Company owes under the Note becomes due on October 31, 2003, with the remainder due in April 2004, and can be repaid at any time without penalty;

WHEREAS, the Company wishes to issue 35,700,000 shares of the Company’s common stock ("Shares") to Creditor in order to pay off $535,500 of principal due under the Note, and the Creditor wishes to receive the Shares in lieu of $535,500 of principal due under the Note; and

WHEREAS, the Company and Creditor desire to have the Shares issued to Creditor on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

ARTICLE 1
PARTIAL PAYMENT UNDER THE NOTE AND ISSUANCE OF THE SHARES

1.1  Issuance of the Shares . Upon the execution of this Agreement as provided in Section 4.1 hereto (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Company shall issue to Creditor, and Creditor shall accept from Company, the Shares.

1.2  Purchase Price . The purchase price ("Purchase Price"), constituting full consideration for sale, transfer and assignment of the Shares shall be the forgiveness and waiver of $535,000 of principal due under the Note, which will be evidenced by Creditor delivering a signed document acknowledging $535,000 of principal due under the Note has been paid (the "Payment Document"). The entire Purchase Price being converted under this Agreement is the repayment of principal due under the Note and not interest that is due under the Note.

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1.3          Instruments of Conveyance and Transfer . Within a reasonable time following the execution of this Agreement, Creditor shall deliver to Company the Payment Document and Company shall deliver a certificate or certificates representing the Shares to Creditor, in form and substance satisfactory to Creditor, as shall be effective to vest in Creditor all right, title and interest in and to all of the Shares, as set forth in Section 3 herein.

ARTICLE 2
REPRESENTATIONS AND COVENANTS OF COMPANY AND CREDITOR

2.1 Company hereby represents and warrants that:

(a)       It shall transfer title, in and to the Shares, to Creditor subject to the restrictions set forth in Paragraph 2.1(b) herein;

(b)      As defined herein in Section 4.1, Company shall deliver to Creditor certificates representing the Shares subject to a restrictive legend on the certificate(s), which legend shall provide as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES.)

2.2. Creditor hereby represents and warrants that:
(a)      The Shares are being purchased by the Creditor and not by any other person, with the Creditor's own funds and not with the funds of any other person, and for the account of the Creditor, not as a nominee or agent and not for the account of any other person. On acceptance of this Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Shares. The Creditor is not obligated to transfer Shares to any other person nor does the Creditor have any agreement or understanding to do so. The Creditor is purchasing the Shares for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Creditor has no intention of selling, granting any participation in, or otherwise distributing or disposing of any Shares. The Creditor does not intend to subdivide the Creditor's purchase of Shares with any person.

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(b)      The Creditor has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act under the respective rules and regulations of the Securities and Exchange Commission and any applicable state blue sky authority. The Creditor understands that the Company is relying in part on the Creditor's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Creditor's representations, the Creditor has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Creditor has no such intention.

(c)        The Creditor, either alone or with the Creditor's professional advisers (i) has such knowledge and experience in financial and business matters that the Creditor is capable of evaluating the merits and risks of an investment in Shares; and (ii) has the capacity to protect the Creditor's own interests in connection with the Creditor's proposed investment in Shares.

(d)   The Creditor acknowledges that the Creditor has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Creditor considers necessary in connection with the Creditor's investment in Shares. The Creditor is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Creditor may have had with respect thereto. The Creditor understands:

(i)   The risks involved in this offering, including the speculative nature of the investment;

(ii)  The financial hazards involved in this offering, including the risk of losing the Creditor's entire investment;

(iii)  The lack of liquidity and restrictions on transfers of the Shares; and

(iv)  The tax consequences of this investment.

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The Creditor has consulted with the Creditor's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Creditor in the Shares and the merits and risks of an investment in the Shares.

(e)  Understanding that the investment in Shares is highly speculative, the Creditor is able to bear the economic risk of such investment.

(f)   The Creditor, if not an individual, is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Creditor enforceable against the Creditor in accordance with its terms; and the person signing this Agreement on behalf of the Creditor is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

(g)  The Social Security Number or taxpayer identification shown in this Agreement is correct, and the Creditor is not subject to backup withholding because (i) the Creditor has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Creditor that he or she is not longer subject to backup withholding.

(h)  The Creditor hereby acknowledges and agrees that this Agreement is an offer by the Creditor to purchase the Shares, which offer may be accepted or declined by the Company. The Creditor hereby further acknowledges that this Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

   ARTICLE 3
SALE OF THE SHARES

3.1      Without in any way limiting the representations and warranties herein, the Creditor further agrees that the Creditor shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any of the Shares, nor shall the Creditor receive any consideration for the Shares from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

(a)  A registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing such form) with respect to the Shares proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified in accordance with applicable state law and any other applicable securities law; or

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(b)  (i) The Creditor shall have furnished the Company with a detailed explanation of the proposed disposition, (ii) the Creditor shall have furnished the Company with an opinion of the Creditor's counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Shares under the Act or qualification of such Shares under any applicable blue sky law or any other securities law, and (iii) counsel for the Company shall have concurred in such opinion and the Company shall have advised the Creditor of such concurrence.

3.2       Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Creditor has acted in a manner inconsistent with the representations and warranties in this Agreement, the Company may refuse to transfer the Creditor's Shares until such time as counsel for the Company is of the opinion that such transfer will not require registration of the Shares under the Act or qualification of the Shares under applicable blue sky law or any other securities law. The Creditor understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Shares that is not in all respects in compliance with this Agreement and that the Company intends to make an appropriate notation in its records to that effect.

ARTICLE 4
CLOSING AND DELIVERY OF DOCUMENTS

4.1  Closing. The Closing shall be deemed to have occurred upon the date of signing of this Agreement. Subsequent to the signing, the following shall occur as a single integrated transaction:

4.2  Delivery by Company.

(a)   Company shall deliver, or cause to be delivered, to Creditor the stock certificates and any and all other instruments of conveyance and transfer required by Section 1.3.

(b)   Company shall deliver, or cause to be delivered, to Creditor such instruments, documents and certificates as are required to be delivered by Company or its representatives pursuant to the provisions of this Agreement.

4.3  Delivery by Creditor.

(a)  Creditor shall deliver, or cause to be delivered, to Company the Payment Document required by Section 1.2.

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(b)  The Creditor shall deliver, or cause to be delivered, to Company such instruments, documents and certificates as are required to be delivered by Creditor or its representatives pursuant to the provisions of this Agreement.

ARTICLE 5
TERMINATION, AMENDMENT AND WAIVER

5.1  Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to delivery of the Purchase Price solely by the mutual written consent of all of the parties.

5.2  Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

ARTICLE 6
MISCELLANEOUS

6.1  Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

6.2  Notices . All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth below:

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If to Company :

SINGLE SOURCE FINANCIAL SERVICES, INC.
Attn. Arnold Sock
11242 Playa Court
Culver City, California 90230
Fax No.: (310) 390-3406

If to Creditor :

B.A.A.M.S.
Attn. Sid Rosenblatt
11242 Playa Court
Culver City, California 90230
Fax No.: (310) 390-3406

6.3  Arbitration 5.3Arbitration.         If a dispute or claim shall arise with respect to any of the terms or provisions of this Agreement, or with respect to the performance by either of the parties under this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of Judicial Mediation and Arbitration Services, Inc. to an arbitrator in good standing with Judicial Mediation and Arbitration Services, Inc. within fifteen (15) days after such notice is given. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. Judgment may be entered on such written decision by the single arbitrator in any court having jurisdiction and the parties consent to the jurisdiction of the Municipal and Superior Court of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

6.4  Choice of Law and Venue.  This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any action brought by any party hereto shall be brought within the State of California, County of Los Angeles.

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6.5  Jurisdiction.       The parties submit to the jurisdiction of the Courts of the State of California or a Federal Court empanelled in the State of California for the resolution of all legal disputes arising under the terms of this Agreement, including, but not limited to, enforcement of any arbitration award.

6.6  Counterparts.       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.7  Attorneys' Fees.       Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

6.8  Taxes.       Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

6.9  No Interpretation Against Drafter. This Agreement has been negotiated at arms length between persons sophisticated and knowledgeable in these types of matters. Accordingly, any normal rules of construction that would require a court to resolve matters of ambiguities against the drafting party is hereby waived and shall not apply in interpreting this Agreement.

6.10         Indemnification: The Creditor hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a)  Any breach of or inaccuracy in the Creditor's representations, warranties or agreements herein;

(b)  Any disposition of any Shares contrary to any of the Creditor's representations, warranties or agreements herein;

(c)  Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Shares.

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6.11  Successors: The representations, warranties and agreements contained in this Agreement shall be binding on the Creditor's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

Number of Shares Issued:  35,700,000

Amount of Note Being Paid Off:  $ 535,500

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

"Creditor"	"Company"

B.A.A.M.S.	SINGLE SOURCE FINANCIAL SERVICES, INC.

/s/ Martin Becker	/s/ Arnold Sock

By: Martin Becker	By: Arnold Sock
Its: President	Its: President

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